Powering Arizona’s Future Fourth-Quarter and Full-Year 2025 Financial Results February 25, 2026

2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs through our regulated rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; the impacts of federal, state, and local laws, judicial decisions, statutes, regulations, and FERC, NRC, EPA, ACC, and other agency requirements, including as they are changed by legislative and regulatory action as well as executive orders, such as those relating to tax, environment, energy, nuclear plants, and deregulation of the retail electric market; our operation of Palo Verde is subject to substantial regulatory oversight and potentially significant liabilities and capital expenditures; we are subject to numerous environmental laws and changes to existing laws, or new laws, may increase our costs and impact our business; the potential effects of climate change on our electric system, including as a result of weather extremes, such as prolonged drought and high temperature variations in the area where APS conducts its business, as well as the impacts of policy and regulatory changes introduced to address climate change; co-owners of our jointly owned generation and transmission facilities may have unaligned goals; the willingness or ability of counterparties, participants, and landowners to meet contractual or other obligations or extend the rights for continued generation and transmission operations; deregulation of the electric industry and other factors, such as large customers developing large, utility scale generation to serve their energy needs, may result in increased competition; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), data center growth (or lack thereof), including to support the AI industry, the effects of energy conservation measures and DG, and technological advancements; wildfires, including those arising as a result of climate change, extreme weather events, or the expansion of the wildland urban interface; generation, transmission, and distribution facilities and system operating costs, conditions, performance, and outages; our ability and efforts to meet current and anticipated future needs for generation and transmission and distribution facilities in our region at reliable levels, including factors affecting our ability to acquire and develop new resources to serve this load as well as difficulties in accurately forecasting load growth, particularly from high load energy users; availability of fuel and water supplies as well as the volatility and costs of fuel and purchased power; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; the development of new technologies and the impact they have on the retail and wholesale electricity market and the impacts of our adoption or failure to adopt such technologies; the availability and retention of qualified personnel and the need to negotiate collective bargaining agreements with union employees; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and our ability to access capital markets when required as well as the impacts a credit rating downgrade would have on us; the investment performance of the assets of our nuclear decommissioning trust, captive insurance cell, coal mine reclamation escrow, pension, and other postretirement benefit plans, and the resulting impact on future funding requirements; Pinnacle West’s cash flow depends on the performance of APS and its ability to make dividends and distributions; potential shortfalls in insurance coverage; Pinnacle West’s ability to meet its debt service obligation could be adversely affected because its debt securities are structurally subordinated to the debt securities and obligations of its subsidiaries; the liquidity of wholesale power markets and the use of derivative contracts in our business; policy changes in Arizona or other states through ballot initiatives or referenda may increase our cost or operations or affect our business plans; general economic conditions, such as tariffs, inflation, and other supply chain constraints, as well as uncertainties associated with the current and future economic environment and conditions in Arizona; and disruptions in financial markets could adversely affect our cost of and access to credit and capital markets. These and other factors are discussed in the most recent Pinnacle West/APS Form 10-K along with other public filings with the Securities and Exchange Commission, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. Forward Looking Statements

$0.05 $0.18 $0.02 ($0.02) ($0.08) ($0.06) $0.06 $0.04 $(0.06) $0.13 Q4 2025 vs Q4 2024 Operating Revenue less Fuel and Purchased Power Sales/Usage $ 0.17 Other $ 0.04 RES/DSM $ 0.02 Transmission $ 0.01 Weather $ (0.19) Q4 2024 Q4 2025 1 Includes costs and offsetting operating revenues associated with renewable energy and demand side management programs, see slide 27 for more information. 2 All other includes change in weighted-average shares, other, net and rounding. 3 Reflects year-over-year impacts of purchase agreement and termination of two of the three Palo Verde VIE lease agreements, primarily offset by changes in D&A and O&M expense. See Note 12 in 2025 Form 10-K for more information. Operating Revenue less Fuel and Purchased Power1 O&M1 D&A Pension & OPEB non- service credits, net Interest, net AFUDC All other2 3 Fourth-Quarter results All Other Net income attributable to non-controlling interest3 $ 0.03 Other, net & rounding $ 0.02 El Dorado investment $ 0.02 Change in outstanding shares $ (0.01) Other taxes Income taxes

$0.64 ($0.12) ($0.12) ($0.05) ($0.14) ($0.22) ($0.21) $0.03 $5.24 $5.05 2025 vs 2024 Operating Revenue less Fuel and Purchased Power Sales/Usage $ 0.59 Transmission $ 0.31 2022 GRC impacts $ 0.29 Other $ 0.08 LFCR $ 0.06 RES/DSM $ 0.02 Weather $ (0.71) 2024 2025 1 Includes costs and offsetting operating revenues associated with renewable energy and demand side management programs, see slide 27 for more information. 2 All other includes change in weighted-average shares, other, net and rounding. 3 Reflects year-over-year impacts of purchase agreement and termination of two of the three Palo Verde VIE lease agreements, primarily offset by changes in D&A and O&M expense. See Note 12 in 2025 Form 10-K for more information. Operating Revenue less Fuel and Purchased Power1 O&M1 D&A Pension & OPEB non- service credits, net Interest, net AFUDC All other2 4 Full-Year results All Other El Dorado investment $ 0.18 Net income attributable to non-controlling interest3 $ 0.03 All other and rounding $ (0.03) 2024 BCE sale $ (0.14) Change in outstanding shares $ (0.25) Income Taxes Other taxes

5 2026 EPS guidance of $4.55 - $4.75 $0.13 Weather 2026 vs 2025 Operating Revenue less Fuel and Purchased Power Transmission $ 0.56 Retail sales growth $ 0.26 System Reliability Benefit (SRB) $ 0.05 Pricing & other $ (0.08) Weather $ (0.13) RES/DSM/PSA (Chemicals) $ (0.54) All other Income taxes $ 0.07 Net income attributable to non-controlling interest2 $ 0.06 Other, net & rounding $ (0.03) Change in outstanding shares $ (0.07) El Dorado SAI investment gain $ (0.12) $0.12 Operating Revenue less Fuel and Purchased Power1 $0.47 O&M1 $(0.39) D&A $(0.08) Other taxes $(0.40) Interest, net AFUDC 2026E (midpoint) $4.65 $5.05 1 Includes costs and offsetting operating revenues associated with renewable energy and demand side management programs, see slide 27 for more information. 2 Reflects year-over-year impacts of purchase agreement and termination of two of the three Palo Verde VIE lease agreements, primarily offset by changes in D&A and O&M expense. See Note 12 in 2025 Form 10-K for more information. 2025 $(0.03) Pension & OPEB non- service credits, net $(0.09) All other

Key Factors and Assumptions (as of February 25, 2026) 2026 Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM)1 $3.31 – $3.37 billion • Retail customer growth of 1.5%-2.5% • Weather-normalized retail electricity sales growth of 4.0%-6.0% • Includes 3.0%-5.0% contribution to sales growth of new large manufacturing facilities and several large data centers • Assumes normal weather Adjusted operating and maintenance expense (O&M x/RES,DSM)1 $1.02 – $1.04 billion Other operating expenses (depreciation and amortization, and taxes other than income taxes) $1.22 – $1.24 billion Other income (pension and other post-retirement non-service credits, other income and other expense) $0 – $5 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$128 million) $415 – $435 million Net income attributable to noncontrolling interests $8 million Effective tax rate 11.5% – 12.5% Average diluted common shares outstanding 123.8 million EPS Guidance $4.55 – $4.75 1 Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. For reconciliation, see slide 27. 6 2026 EPS guidance

2026 EPS guidance of $4.55-$4.75 key drivers1  Retail customer growth of 1.5%-2.5%  Depreciation, amortization and property taxes due to higher plant in service  Weather-normalized retail electricity sales growth of 4%-6% (includes 3%-5% from large C&I)  2026 normal weather  Transmission revenue  Financing costs (debt & equity)  Operations and maintenance  2025 El Dorado SAI investment gain Long-term guidance and key drivers • Long-term EPS growth target of 5%-7% off original 2024 midpoint1 • Retail customer growth of 1.5%-2.5% • Weather-normalized retail electricity sales growth of 5%-7% through 2030 (includes 4%- 6% from large C&I customers) 2.4% 1.5% 5.7% 5.0% 4.0%-6.0% 0% 1% 2% 3% 4% 5% 6% 7% 8% '22 '23 '24 '25 '26E Total Sales Growth 7 1 Arrows represent expected comparative year-over-year impact of each driver on earnings. Key drivers & assumptions for 2026 EPS guidance 1 Long-term EPS growth target based on the Company’s current weather normalized compound annual growth rate projections from 2024-2028.

$335 $460 $420 $380 $710 $765 $795 $750 $465 $550 $695 $860 $890 $825 $740 $710 2025A 2026E 2027E 2028E APS Total 2025-2028 $10.35B Generation Transmission Distribution Other $2.40B $2.60B $2.65B $2.70B Source: 2025-2028 as disclosed in the 2025 Form 10-K 8 Capital plan to support reliability and continued growth within our service territory

Current Approved Rate Base and Test Year Detail End-of-Year Rate Base and Growth Guidance1 ACC FERC Rate Effective Date 03/08/2024 06/01/2025 Test Year Ended 6/30/20221 12/31/2024 Equity Layer 51.93% 52.28% Allowed ROE 9.55% 10.75% Rate Base $10.36B2 $2.47B $12.23 $15.7 $2.52 $4.0 2024 2025 2026 2027 2028 ACC FERC 9 Rate base $ in billions, rounded Projected 1 Guidance excludes CWIP amounts of $1.6B in 2024 and $2.7B-$3.2B in 2028. 2 Derived from APS annual update of formula transmission service rates. 3 Represents unadjusted ACC jurisdictional rate base consistent with regulatory filings. 1 Adjusted to include post-test year plant in service through 06/30/2023. 2 Rate Base excludes $215M approved through Joint Resolution in Case No. E-01345A-19-0236. Increased rate base growth within our service territory

10 Operations & Maintenance Guidance • Core O&M remains flat with rapidly growing customer base • Lean culture and declining O&M per MWh goal • Reduction of year-over-year O&M including planned outages We are focused on cost control and customer affordability $955 $978 $970-$980 $141 $143 $80-$90 $70 $64 $45-$55 2024A 2025A 2026E O&M Guidance (millions) Planned Outages RES/DSM Core O&M Numbers may not foot due to rounding.

Approx. $3.8B Cash from Operations1 Total Capital Investment $2.6B-$2.9B APS Debt2 $300M-$350M PNW Debt2 1 Cash from operations is net of shareholder dividends. 2 APS and PNW debt issuance is net of maturities. 3 PNW equity is net of $485M already priced. 2026 Financing Plan 2026-2028 Financing Plan Approx. $8.0B $1.0B-$1.2B PNW Equity3 11 Optimized financing plan to support balanced capital structure 4 Includes maturities. 5 Excludes refinancing of existing term loan. 6 As of January 2026, amount represents $275M priced under PNW’s Block Equity Forward in February 2024 and $210M priced through the At-the-Market (ATM) program. DEBT Estimated Amount4 Maturities Completed APS $1.2B $250M $0 PNW5 $550M $350M $0 EQUITY Estimated Amount Priced6 Settled PNW $650M $485M $0 Funding Strategy • External equity to support balanced APS capital structure and expanded, accretive capital investment • Approximately 75% of the 2026 equity need has been priced • Maintain strong balance sheet and current credit ratings

Corporate Ratings Senior Unsecured Ratings Short-Term Ratings Outlook APS Moody’s Baa1 Baa1 P-2 Stable S&P BBB+ BBB+ A-2 Stable Fitch BBB+ A- F2 Stable Pinnacle West Moody’s Baa2 Baa2 P-2 Stable S&P BBB+ BBB A-2 Stable Fitch BBB BBB F3 Stable 12 1 Ratings are as of February 20, 2026. We are focused on maintaining healthy credit ratings to support affordable growth1 Funding Strategy • Maintain current investment-grade ratings at both PNW and APS • Target PNW FFO/Debt range of 14%-16% over the long-term o Midpoint represents >100bps cushion above Moody’s threshold • Target HoldCo debt to total Company debt % in the mid-teens • Maintain APS capital structure at >50% equity

$0 $200 $400 $600 $800 $1,000 $1,200 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 2052 2054 APS Fixed APS Floating PNW Fixed PNW Floating($millions) As of December 31, 2025 13 Debt maturity profile shows well managed and stable financing plan

Appendix

15 2025 APS rate case application Overview of rate request ($ in millions) key components Rate Base Growth $208 12 months Post-test Year Plant $82 Fair Value Increment $101 WACC (7.63%) $129 Other (Base fuel, depreciation study, etc.) $143 Total Revenue Requirement $662 Adjustor Transfers $(82) Net Revenue Increase $580 Customer Net Revenue Impact on Day 1 13.99% Additional details • APS has requested rates become effective in the second half of 2026 • Docket number: E-01345A-25-0105 • Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Numbers may not foot due to rounding.

16 2025 APS rate case application Overview of rate request ($ in millions) key components Test Year Ended December 31, 2024 Total Rate Base - Adjusted $15.3B ACC Rate Base - Adjusted $12.5B Embedded Long-Term Cost of Debt 4.26% Allowed Return on Equity 10.70% ROE Band for Formula Rate +/- 20bps Capital Structure Long-Term Debt 47.65% Common Equity 52.35% Base Fuel Rate (¢/kWh) 4.3881¢/kWh Post-Test Year Plant period 12 months Proposed rate design modifications • Direct assignment of generation costs to ensure extra high load factor customers pay for the resources they require • Align rates with costs to move classes closer to their cost of service which supports small and medium sized businesses • Ensure growth pays for growth and offers significant customer protections

17 2025 APS rate case application Formula Rate Adjustment Mechanism (FRAM) proposal • Historic test year, with authorized ROE and capital structure approved in most recent rate case • Inclusion of 12 months projected plant • System Reliability Benefit costs transferred into each formula reset • No rate adjustment if actual ROE falls within +/- 20 bps of authorized ROE • Revenue surplus/deficiency allocated based on ACC jurisdictional cost of service results FRAM proposed schedule ACC filing of Annual Update On or before July 31 Last day for data requests and to submit informal challenge(s) August 12 Last day for Company responses to informal challenge(s) August 26 Informal challenge(s) resolution deadline August 31 Rate effective date First September billing cycle Last day for data requests and to submit formal challenge(s) September 22 Last day for Company responses to formal challenge(s) October 6 Staff Report (if no hearing) October 31 Commission Decision December 1

2.4% 2.2% 2.1% 2.3% 2.5% 1.5%-2.5% 0% 1% 2% 3% 2021 2022 2023 2024 2025 2026E Residential Customer Growth1 APS Residential Growth Natn'l Avg.-Residential 18 • Phoenix housing is affordable compared to major cities in the region • Maricopa County ranked top county for economic development in 2025 by Site Selection Magazine • U.S. Census ranked Maricopa County third among U.S. counties for growth • Phoenix is ranked #1 out of 15 top growth markets for manufacturing by Newmark Group, a global real estate firm • Arizona State University ranked #1 in Innovation for 11th straight year by U.S. News and World Report • Phoenix remains #1 as best positioned industrial real estate market by Commercial Café Report Arizona economy continues to be robust and attractive 1 National average from 2025 Itron Annual Energy Survey Report. Arizona continues to be an attractive service territory with strong customer growth - 10,000 20,000 30,000 40,000 2013 2017 2021 2025 New APS Customer Meter Sets

19 Significant investment opportunity to serve increased demand Which is requiring us to invest There is significant additional load we need to be ready to serve New gas generation: • Announced new gas generation build of up to 2 GWs • Anchor shipper on new gas pipeline, expected to be in service by late 2029 Palo Verde generating station: • Approximately $200 million incremental investment made during Q3 2025 on buyout option for nearly 100 MW of nuclear capacity previously under sale-leaseback • Increased investment in Palo Verde capital program of approximately $500M over the next 10 years Strategic transmission: • Several major transmission investments to support new resources and the overall system buildout • Additional investment in large transmission projects to enable access to out of state generation and additional markets 8.6GW 2025 System Peak 4.5GW Committed Load ~20GW Uncommitted Load Opportunity

5.9% 5.5% 5.9% 5.5% 4.0%* 5.2% 5.4% 6.8% 0% 1% 2% 3% 4% 5% 6% 7% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Weather-Normalized Retail Sales Growth 20 Strong track record of consistently robust sales growth * Excludes $11M reduction to unbilled revenues in January 2025 • 9 consecutive quarters of growth within or exceeding the original long-term guidance range of 4%-6% • Strong C&I sales growth as extra high load factor customers continue to ramp • Total retail sales continued strength in 2025 • 2.0% Residential Sales Growth in 2025 • 7.5% C&I Sales Growth in 2025 • 2026 sales growth guidance of 4%-6% • Long term sales growth increased to 5%-7% and extended through 2030 Continued trend of robust sales growth

21 Transmission expansion could drive significant capital investment $6 billion + of investmentCumulative Transmission CapEx 2026 2028 2035 Source: APS 2026-2035 Ten Year Transmission System Plan • Investments in Extra High Voltage (EHV) transmission to support reliability, resiliency, and integration of new resources – Over 600 miles of 345kV and above and over 300 miles of 230kV lines in planning period • Investments in large transmission projects to enable access to out of state generation and additional markets • Constructive and timely recovery through annual FERC Formula rate with wheeling revenue benefiting retail customers $0.6B $2.1B Major Transmission Projects in Development Project Miles/kV Est. in-service Helios to Milligan ~23 mi/230kV 2027 Pinnacle Peak to Ocotillo ~50 mi/230kV 2030 Cotton Transmission Corridor: Panda to Freedom Lines #2 & #1 Jojoba to Rudd ~80 mi/230kV ~29 mi/500kV 2030/2031 2031 Proposed Transmission for New Gas TBD 2030 Transmission Investment Strategy

Source: Arizona Commerce Authority 22 Arizona’s commercial and industrial growth is diverse

$17 $14 $18 $18 $18 $16 $19 $19 $16 $19 $26 $12 $15 $18 $24 $14 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Renewable Energy Demand Side Management 2024 $141 Million 2025 $143 Million 1 Renewable Energy and Demand Side Management expenses are substantially offset by adjustment mechanisms. Numbers may not foot due to rounding. ($ in millions pretax) 23 Renewable Energy & Demand Side Management expenses1

($3) $14 $26 ($16) Q1 Q2 Q3 Q4 Variances vs. Normal All periods recalculated to current 10-year rolling average (2014 – 2023). Numbers may not foot due to rounding. ($ in millions pretax) 2025 Total Weather Impact: $21 Million 24 2025 gross margin effects of weather

Q1 Plant Unit Actual Duration in Days Redhawk CC2 60 Four Corners 4 72 Coal, Nuclear and Large Gas Planned Outages 25 2025 Planned Outage Schedule Q2 Plant Unit Actual Duration in Days Palo Verde1 1 42 Four Corners 4 12 Q4 Plant Unit Actual Duration in Days Palo Verde 3 60 1 Outage began at end of Q1

Coal, Nuclear and Large Gas Planned Outages 26 2026 Planned Outage Schedule Q2 Plant Unit Estimated Duration in Days Palo Verde1 2 36 Q4 Plant Unit Estimated Duration in Days Palo Verde 1 46 1 Outage begins at end of Q1

2025 Actual2 2026 Guidance2 Operating revenues1 $5.34 billion $5.56 - $5.66 billion Fuel and purchased power expenses1 $1.94 billion $2.17 - $2.21 billion Gross Margin $3.40 billion $3.39 - $3.45 billion Adjustments: Renewable energy and demand side management programs $153 million $80 - $90 million Adjusted gross margin $3.25 billion $3.31 - $3.37 billion Operations and maintenance1 $1.19 billion $1.10 - $1.12 billion Adjustments: Renewable energy and demand side management programs $143 million $80 - $90 million Adjusted operations and maintenance $1.04 billion $1.02 - $1.04 billion 27 1 Line items from Consolidated Statements of Income. 2 Numbers may not foot due to rounding. Non-GAAP Measure Reconciliation

Case/Docket # Q1 Q2 Q3 Q4 2025 Rate Case E-01345A-25-0105: Staff and Intervenor Direct Testimony due March 2 and March 18 APS Rebuttal Testimony due April 3 Rate Case hearing to begin May 18 Final Decision scheduled for Q4 2026 Power Supply Adjustor (PSA) E-01345A-22-0144: 2026 PSA rate reset effective Feb. 4 PSA reset to be filed Nov. 30 Transmission Cost Adjustor E-01345A-22-0144: To be filed May 15 for a June 1 effective date Lost Fixed Cost Recovery E-01345A-26-XXXX: 2026 LFCR to be filed July 31 2026 LFCR effective Nov. 1 (if approved) Resource Comparison Proxy E-01345A-26-XXXX: Updated RCP calculation to be filed May 1 RCP update effective Sep. 1 2027-2031 RES Implementation Plan E-01345A-26-XXXX: 2026 RES implementation plan approved Feb. 4 2027-2031 RES Implementation Plan to be filed July 1 2026 DSM/TE Implementation Plan E-01345A-26-XXXX: 2026 DSM/TE Implementation Plan to be filed April 9 ACC Inquiry into Natural Gas Infrastructure G-00000A-25-0029: ACC Inquiry into Nuclear Issues E-00000A-25-0026: ACC Nuclear Workshop #2 held Feb. 24 ACC Inquiry into Data Center Rate Classifications E-00000A-25-0069 ACC Data Center Workshop to be held in 2026 2026 Integrated Resource Plan: E-99999A-25-0058 2026 IRP to be filed August 3 14th Biennial Transmission Assessment: E-99999A-25-0006 APS Ten-Year Transmission System Plan filed Jan. 30 28 2026 Key Regulatory Dates Dates are tentative and subject to change.

29 Wildfire Mitigation Vegetation management Asset inspection Monitoring and awareness Operational mitigations • Comprehensive right- of-way clearance on maintained cycles • Defensible space around poles (DSAP) • Hazard tree program • Enhanced line patrols • Technology deployments • Drone use • Infra-red scans • Non-reclosing strategy • Public outreach program • Red Flag Alert protocols • Public Safety Power Shutoff (PSPS) • Dedicated team of meteorologists • Advanced fire modeling software • Cameras and weather stations • Federal & state agency partnerships Grid hardening investments • Ongoing distribution system upgrades • Mesh pole wrapping • Expulsion limiting fuses • Steel poles (if truck accessible) Internal: 20-person fire mitigation department engages across entire APS organization to plan and implement initiatives External: Member of 19 fire mitigation industry associations Independent third-party reviews of APS wildfire mitigation plan Our current practices are comprehensive and multi-faceted:

30 Consolidated Statistics * Includes reduction of accrued unbilled revenues in January 2025. Numbers may not foot due to rounding. 3 Months Ended December 31, 12 Months Ended December 31, 2025 2024 Incr (Decr) 2025 2024 Incr (Decr) ELECTRIC OPERATING REVENUES (Dollars in Millions) Retail Residential $ 478 $ 505 (28) $ 2,541 $ 2,563 $ (22) Business 599 542 57 2,543 2,335 208 Total Retail 1,076 1,047 29 5,084* 4,898 187 Sales for Resale (Wholesale) 20 20 (1) 109 97 12 Transmission for Others 28 25 3 130 119 11 Other Miscellaneous Services 4 3 2 17 11 6 Total Operating Revenues $ 1,128 $ 1,095 32 $ 5,340 $ 5,125 $ 215 ELECTRIC SALES (GWH) Retail Residential 2,838 3,038 (200) 14,922 15,579 (657) Business 4,659 4,263 396 19,276 18,122 1,154 Total Retail 7,497 7,301 196 34,198 33,701 496 Sales for Resale (Wholesale) 683 670 13 4,179 3,756 423 Total Electric Sales 8,180 7,971 209 38,377 37,457 920 RETAIL SALES (GWH) - WEATHER NORMALIZED Residential 2,985 2,930 54 14,792 14,506 286 Business 4,672 4,240 431 19,205 17,876 1,329 Total Retail Sales 7,656 7,171 486 33,997 32,381 1,616 Retail sales (GWH) (% over prior year) 6.8% 5.5% 5.0% 5.7% AVERAGE ELECTRIC CUSTOMERS Retail Customers Residential 1,299,430 1,268,990 30,440 1,287,097 1,256,120 30,977 Business 147,271 144,461 2,810 146,196 143,917 2,280 Total Retail 1,446,701 1,413,451 33,250 1,433,293 1,400,036 33,257 Wholesale Customers 55 55 (0) 55 58 (2) Total Customers 1,446,756 1,413,506 33,250 1,433,349 1,400,094 33,255 Total Customer Growth (% over prior year) 2.4% 2.2% 2.4% 2.1% RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer) Residential 2,297 2,309 (12) 11,493 11,548 (56) Business 31,722 29,353 2,369 131,364 124,208 7,156

31 Consolidated Statistics Numbers may not foot due to rounding. 3 Months Ended December 31, 12 Months Ended December 31, 2025 2024 Incr (Decr) 2025 2024 Incr (Decr) ENERGY SOURCES (GWH) Generation Production Nuclear 1,995 2,213 (218) 9,193 9,511 (318) Coal 1,702 1,310 392 6,021 7,072 (1,051) Gas, Oil and Other 2,429 2,404 24 10,197 8,849 1,348 Renewables 182 193 (11) 946 1,113 (167) Total Generation Production 6,308 6,120 187 26,358 26,546 (188) Purchased Power Conventional 948 1,068 (120) 6,181 6,730 (549) Resales 93 75 18 1,250 1,218 32 Renewables 1,337 1,121 216 6,634 4,339 2,295 Total Purchased Power 2,377 2,263 114 14,065 12,287 1,778 Total Energy Sources 8,685 8,384 301 40,423 38,833 1,590 POWER PLANT PERFORMANCE Capacity Factors - Owned Nuclear 79% 87% (9)% 92% 95% (3)% Coal 79% 44% 36% 65% 59% 5% Gas, Oil and Other 30% 30% (0)% 32% 28% 4% Solar 22% 23% (1)% 29% 34% (5)% System Average 46% 43% 4% 48% 47% 1% 3 Months Ended December 31, 12 Months Ended December 31, 2025 2024 Incr (Decr) 2025 2024 Incr (Decr) WEATHER INDICATORS - RESIDENTIAL Actual Cooling Degree-Days 43 214 (171) 2,000 2,534 (534) Heating Degree-Days 111 158 (47) 500 654 (154) Average Humidity 17% 17% 0% 20% 20% 0% 10-Year Averages (2014 - 2023) Cooling Degree-Days 71 71 - 1,925 1,925 - Heating Degree-Days 111 111 585 585 - Average Humidity 29% 29% - 26% 26% -